UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

Duck Creek Technologies, Inc.
 (Exact name of Registrant as Specified in Its Charter)

Delaware	001-39449	84-3723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Rd., Floor 10 Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 214-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DCT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K filed on July 20, 2022, Eva Harris, former Chief Strategy Officer of Duck Creek Technologies, Inc., (the “Company”), departed from the Company effective July 19, 2022 (the “Separation Date”), as a result of the decision to eliminate her position. On August 30, 2022, Duck Creek Technologies LLC, a subsidiary of the Company, and Ms. Harris entered into an Agreement and General Release of Claims, dated August 30, 2022 (the “Separation Agreement”) in full satisfaction of Duck Creek Technologies LLC’s obligations to Ms. Harris under the Employment Agreement between the Duck Creek Technologies LLC and Ms. Harris, dated August 3, 2020. Under the Separation Agreement, in exchange for her release of claims against the Duck Creek Technologies LLC and the Company, Ms. Harris will be entitled to (i) an amount equal to $584,195 and (ii) accelerated vesting of the two tranches next scheduled to vest following the Separation Date under each of her two restricted stock award agreements. Under the Separation Agreement, Ms. Harris will be subject to (i) restrictions on the solicitation and hiring of the Company’s employees, (ii) restrictions on the solicitation of the Company’s customers, vendors and suppliers and (iii) restrictions on diverting or taking away (or attempting to do any of the foregoing) any business of the Company to a competitor of the Company, in all such cases, for one (1) year following the Separation Date. Additionally, Ms. Harris will be subject to perpetual non-disparagement and confidentiality obligations.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

No.	Exhibit
10.1	Agreement and General Release of Claims by and between Eva Harris and Duck Creek Technologies LLC, dated August 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUCK CREEK TECHNOLOGIES, INC.

Date: September 2, 2022	By:	/s/ Kevin R. Rhodes
Name: Kevin R. Rhodes
Title: Chief Financial Officer